UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 3, 2006	(December 27, 2005)
Date of report	(Date of earliest event reported)

Hexcel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut  06901-3238

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                Effective December 27, 2005, Lynn Brubaker became a member of Hexcel’s Board of Directors.  A copy of the press release announcing the naming of Ms. Brubaker to Hexcel’s Board is attached as exhibit 99.1 and is incorporated herein by reference.

Section 8—Other Events

Item 8.01 Other Events

On December 29, 2005, at the request of Hexcel, the holders of Hexcel’s series A convertible preferred stock converted all preferred stock held by them into Hexcel common stock.  Hexcel issued a press release regarding this matter on such date.  The press release is filed as exhibit 99.2 and is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits

99.1          Press Release dated December 27, 2005.

99.2          Press Release dated December 29, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

January 3, 2006
/s/ Ira J. Krakower
Ira J. Krakower
Senior Vice President

Exhibit Index

Exhibit No.                                                      Description

99.1                                                         Press Release dated December 27, 2005.

99.2                                                         Press Release dated December 29, 2005.